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                              ARTHUR ANDERSEN LLP


                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated December 19, 1994 and to all references to our firm included in or made a part of this Form S-4 Registration Statement.



                                                /s/ Arthur Andersen LLP

Philadelphia, PA
December 4, 1997